UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 5, 2006

TAKE-TWO INTERACTIVE SOFTWARE, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Broadway, New York, New York	10012
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (646) 536-2842

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On January 5, 2006 Take-Two Interactive Software, Inc. (the “Company”) issued a news release reporting preliminary and unaudited earnings results of the Company for its fiscal year ended October 31, 2005.  A copy of the news release is attached to this Current Report as Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibit included herewith, is furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release dated January 5, 2006 relating to Take-Two Interactive Software, Inc.’s preliminary and unaudited financial results for the fiscal year ended October 31, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

Date: January 12, 2006	By:	/s/ Karl H. Winters
Karl H. Winters
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release dated January 5, 2006 relating to Take-Two Interactive Software, Inc.’s preliminary and unaudited financial results for the fiscal year ended October 31, 2005.